UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 11, 2019

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 11, 2019, Monaker Group, Inc. (the “Company”, “we” or “us”) received a letter (the “Letter”) from The Nasdaq Listing Qualifications Staff of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, as a result of the resignation from the Board of Directors of the Company, on January 23, 2019, of Mr. Robert J. Post (as previously reported in the Current Report on Form 8-K filed by the Company on January 24, 2019), the Company no longer complies with Nasdaq’s independent director requirement as set forth in Listing Rule 5605. Specifically, as Listing Rule 5605 requires, among other things, that a majority of the Company’s Board of Directors be comprised of “independent directors” as defined in Rule 5605, and because as a result of Mr. Post’s resignation, the Company’s Board of Directors no longer consists of majority independent members, the Company is not in compliance with Listing Rule 5605.

Notwithstanding such non-compliance, and consistent with Listing Rule 5605(b)(1)(A), Nasdaq has provided the Company a cure period in order to regain compliance as follows:

•	until the earlier of the Company’s next annual shareholders’ meeting or January 23, 2020; or

•	if the next annual shareholders’ meeting is held before July 22, 2019, then the Company must evidence compliance no later than July 22, 2019.

The Company must submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the rules no later than the applicable date above. In the event the Company does not regain compliance by such date, Nasdaq rules require the Nasdaq staff to provide written notification to the Company that its securities will be delisted. At that time, the Company may appeal the delisting determination to a Hearings Panel.

In response to Mr. Post’s resignation and the receipt of the Letter, the Company is currently searching for one or more qualified individuals who satisfy the aforementioned independence requirements to join the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: February 12, 2019	By:	/s/ Omar Jimenez
		Name:	Omar Jimenez
		Title:	Chief Financial Officer